Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Kaleyra, Inc. (the “Company”) for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Dario Calogero, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2020	By:	/s/ Dario Calogero
	Name:	Name: Dario Calogero
	Title:	Chief Executive Officer and President (Principal Executive Officer)